UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 2, 2004




                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                      1-8351                   31-0791746
----------------         ------------------------       ----------------
(State or other          (Commission File Number)       (I.R.S. Employer
 jurisdiction of                                         Identification
 incorporation)                                              Number)




2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH         45202
(Address of principal executive offices)                       (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900







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ITEM 5. OTHER EVENTS


The Registrant announced July 2, 2004, that it has extended by one week its offer to exchange its 8 3/4% Senior Notes Due 2011, which have been registered under the U.S. Securities Act of 1933, as amended, for any and for all of its outstanding 8 3/4% outstanding Senior Notes Due 2011. The Registrant's press release, dated July 2, 2004, is attached as an exhibit to this report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

          (99.1)           Registrant's press release dated July 2, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                CHEMED CORPORATION


Dated:   July 2, 2004           By:   /s/ Arthur V. Tucker, Jr.
        -------------                ------------------------------------------
                                          Arthur V. Tucker, Jr.
                                          Vice President and Controller




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